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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        -----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        -----------------------------

       Date of Report (Date of earliest event reported): JULY 18, 1996
                                                         -------------


                         BROOKTROUT TECHNOLOGY, INC.
              (Exact name of Registrant as specified in charter)

       MASSACHUSETTS                     0-20698                 04-2814792
- ----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


                     410 FIRST AVENUE, NEEDHAM, MA 02194
                     -----------------------------------
             (Address of principal executive offices) (Zip Code)

                                (617) 449-4100
                                --------------
             (Registrant's telephone number, including area code)



            There are 7 pages in this Report, including exhibits.

                                 Page 1 of 7
                       Exhibit Index Begins on Page 2


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ITEM 5. OTHER EVENTS
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        On July 18, 1996, Brooktrout Technology, Inc. (the "Registrant") issued a press release disclosing its financial results for the quarter ended June 30, 1996 and the year to date. A copy of the press release is included as an exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

        (a)     Financial Statements.   Not applicable.
                --------------------

        (b)     Pro Forma Financial Information.   Not applicable.
                -------------------------------

        (c)     Exhibits.
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                99.1 Press release of the Registrant, dated July 18, 1996.






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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                        BROOKTROUT TECHNOLOGY, INC.

Dated: July 19, 1996                   By: /s/ Robert C. Leahy
                                           ------------------------
                                            Robert C. Leahy
                                            Vice President








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